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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   August 6, 1996

                            COMSHARE, INCORPORATED
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            (Exact name of registrant as specified in its charter)


  Michigan                             0-4096               38-1804887
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(State or Other Jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)         Identification No.)


  555 Briarwood Circle, Ann Arbor, MI                                48108
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (313) 994-4800


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       (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

               On August 6, 1996, the Company issued the press release which appears as Exhibit 99 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                    Not applicable.

               (B)  PRO FORMA FINANCIAL INFORMATION.

                    Not applicable.

               (C)  EXHIBITS.

                    The Company is filing with this report the Exhibit listed on the Exhibit Index.


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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            COMSHARE, INCORPORATED


Date:  August 6, 1996                       By: /s/ Kathryn A. Jehle
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                                                Kathryn A. Jehle
                                                Senior Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Assistant
                                                Secretary

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                                EXHIBIT INDEX

               99.      Press Release.